UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2006

ENDOVASC, INC.
(Exact Name of Small Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-28371	76-0512500
(Commission File Number)	(IRS Employer Identification No.)

550 Club Drive, Suite 345
Montgomery, TX	77316
(Address of Principal Executive Offices)	(Zip Code)

(936) 582-5920
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02.	Unregistered Sales of Equity Securities

In October and November of 2006, we issued 3,000,000 shares of common stock to one individual with an aggregate value of $70,000. These transactions were exempt from registration pursuant to Regulation E.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOVASC, INC.
(Registrant)

Date: November 21, 2006	By:	/s/ Diane Dottavio, Ph. D.
(Signature)
	Name:	Diane Dottavio, Ph. D.
	Title:	President and Chief Executive Officer